UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2021

ARVANA INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-30695 (Commission File Number)	87-0618509 (IRS Employer Identification No.)

299 South Main Street, 13th Floor, Salt Lake City, Utah 84111

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (801) 232-7395

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
n/a	n/a	n/a

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.45 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check number if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 3.02. Unregistered Sales of Equity Securities.

On July 23, 2021, the board of directors of Arvana Inc. (“Company”) approved the issuance of twenty nine million five hundred and thirty seven thousand eight hundred and forty eight (29,537,848) restricted shares of its common stock, par value $0.001 to four individuals (4) and five (5) entities, pursuant to exemptions from registration promulgated under Securities and Exchange Act of 1933, as amended (“Securities Act”), effective June 30, 2021, as follows:

Name	Effective Date	Amount Settled & Extinguished	Sum Used Conversion Shares	Conversion Price	Conversion Shares	Securities Act Exemptions
Zahir Dhanani(1)	04/01/2021	220,071.06	130,947.52	$0.30	436,492	§4(a)(2)/Reg D/Reg S
Third Millennium Capital Corporation	04/01/2021	12,659.58	7,952.00	$0.30	26,507	§4(a)(2)/Reg D/Reg S
CaiE Food Partnership Ltd.	04/01/2021	213,522.09	174,610.00	$0.30	582,033	§4(a)(2)/Reg D
International Portfolio Management Inc.(2)	06/30/2021	10,375.00	10,375.00	$0.04	259,375	§4(a)(2)/Reg D/Reg S
Altaf Nazerali(2)	06/30/2021	5,750.00	5,750.00	$0.04	143,750	§4(a)(2)/Reg D/Reg S
Altaf Nazerali(2)	06/30/2021	10,000.00	10,000.00	$0.04	250,000	§4(a)(2)/Reg D/Reg S
Valor Invest Ltd.(2)	06/30/2021	924,975.96	924,975.96	$0.04	23,124,399	§4(a)(2)/Reg D/Reg S
John Baring(3)	06/30/2021	60,000.00	60,000.00	$0.04	1,500,000	§4(a)(2)/Reg D
681315 B.C. Ltd.(4)	06/30/2021	103,611.68	103,611.68	$0.04	2,590,292	§4(a)(2)/Reg S
Raymond Wicki	06/30/2021	44,879.03	25,000.00	$0.04	625,000	§4(a)(2)/Reg D/Reg S
TOTAL		1,605,844.40			29,537,848

(1) Zahir Dhanani is a former officer and director of the Company and the beneficial owner of Topkapi International Investments Corp.

(2) Valor Invest Ltd. and International Portfolio Management are under the common control of Altaf Nazerali, whose voting control of the Company terminated on the conveyance of proxies to Mr. Alki David, effective June 30, 2021, as disclosed on Form 8-K filed July 7, 2021.

(3) Sir John Baring, a former officer and director, resigned from the Company’s board of directors effective July 24, 2021.

(4) 681315 B.C. Ltd. is beneficially owned by the Company’s independent accountant.

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ITEM 5.01 Changes in Control of Registrant.

a)  Change in Control

(1) Mr. Alkiviades David has acquired control of Arvana Inc. (“Company”).

(2) The change in control, effective June 30, 2021, was filed with the Securities and Exchange Commission (“Commission”) on Form 8-K filed July 7, 2021, on the grant of proxies over voting securities conveyed by one individual and two related entities to Mr. David, in furtherance of the non-binding provisions of a term sheet intended to secure for the Company an operating asset or business combination with an enterprise owned or controlled by Mr. David.

(3) Mr. David’s initial control over a majority interest in the Company’s voting securities derived from the conveyance of proxies representative of 2,625,690 shares of common stock that equated to 56.95% of its issued and outstanding shares as of June 30, 2021. The action of the Company’s board of directors (“Board”) on July 23, 2021, increased the number of shares governed by the original proxies, and affected certain other recipients of new shares to grant proxies to Mr. David, that in the aggregate represent 31,118,506 shares of common stock equal to 91.13% of outstanding shares.

(4) The consideration rendered in connection with the change in control was Mr. David’s remittance of $15,000 to the Company, which amount has been applied against the costs associated with its public disclosure obligations.

(5) Mr. David used personal funds to provide the consideration detailed above.

(6) The change of control was effected by the original proxy conveyances of Mr. Altaf Nazerali and certain related entities, to the full extent of shares of the Company’s common stock owned of record or beneficially, including any and all other securities issued or issuable to him at any future date for a period of fourteen (14) months.

(7) The initial change of control was coincident with the appointment of two new directors to the Company’s Board on June. 30, 2021, who assumed their respective responsibilities on July 24, 2021, concurrent with the resignation of two of the Company’s former directors.

(8) The change of control is in furtherance of the non-binding provisions of a term sheet intended to secure an operating asset or business combination with an enterprise owned or controlled by Mr. David through a definitive transaction yet to be concluded.

(b)  Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information concerning the number of shares of our common stock owned of record and beneficially by: (i) each of our directors, (ii) each of our executive officers, (iii) our executive officers and directors as a group, and (iv) each shareholder who is known to us to beneficially own more than 5% of the 34,148,518 shares outstanding. Unless otherwise indicated, the stockholders included possess either voting power or ownership of record.

Title of Class	Name and Address of Record and Beneficial Holders	Control Shares Held by Proxies	Shares Owned of Record	Percentage Voting	Percentage Non-Voting
Common	Ruairidh Campbell, CEO, CFO, PAO and Director 3002 Kinney Avenue, Austin, TX 78704			0%	0%
Common	Carl Dawson, Director 21650 Oxnard Street, # 1405 Woodland Hills, CA 91367			0%	0%
Common	Mathew Bentley Hoover, Director 5420 Yolanda Avenue, #111 Tarzana, CA 91356			0%	0%
Common	All Directors and Officers as a Group			0%	0%
Common	Alkiviades David (2) 23768 Malibu Road, Malibu California 90265	31,118,506		91.13%	0%
Common	Altaf Nazerali (3) 3001-788 Richards Street, Vancouver British Columbia, Canada V6B 0C7		2,898,725	0%	8.49%
Common	Valor Invest Ltd. 60 Rue du Rhone, Fifth Floor Geneva 3, Switzerland CH 1211		23,504,489	0%	68.83%
Total		31,118,506	26,403,214	91.13%	77.32%

(1)  Under Commission Rule 13d-3, the beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: voting power, which includes the power to vote, or direct the voting of shares; and/or investment power, which includes the power to dispose or direct the disposition of shares.

(2) Altaf Nazerali, Valor Invest Ltd., International Portfolio. Management, Inc., 681315 B.C. Ltd., Sir John Baring and Raymond Wicki (limited to 625,000 shares) conveyed proxy agreements in favor of Mr. David to the full extent of shares owned of record or beneficially, including any and all other securities issued or issuable at any future date. The proxies granted in favor of Mr. David convey the power to vote or direct the voting of Company shares for a fourteen (14) month period that commenced on June 30, 2021, but do not include the power to dispose or direct the disposition of said shares.

(3) Non-voting shares ascribed to Mr. Nazerali include 1,392,065 of those held of record by International Portfolio Management Inc.

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements.

Appointment of Directors

On June 30, 2021, the Company’s board of directors (“Board”) appointed Carl Dawson and Mathew Bentley to serve on the Board until the next annual meeting of stockholders for the election of directors, effective ten (10) calendar days following the mailing of an information statement to stockholders to provide context for the appointments. The Company filed a Schedule 14f-1 with the Securities and Exchange Commission on July 14, 2021, that was mailed as an information statement to its stockholders. Carl Dawson and Mathew Bentley assumed their respective duties on the Board effective July 24, 2021.

Resignation of Directors

On June 30, 2021, the Board accepted the resignation of Sir John Baring and Shawn Teigen from their respective positions on the Board effective July 24, 2021, in correspondence with the aforesaid assumption of directorial duties by the recent appointees to the Board.

Item 8.01 Other Events.

Forgiveness Agreements

On July 19, 2021, the Board caused the Company to enter into two debt forgiveness agreements, effective June 30, 2021, with a former officer and director, to reduce its material liabilities in the aggregate amount of three hundred and sixty nine thousand eight hundred and eighty eight dollars and one cent ($369,888.01), in exchange for which the Company entered into a settlement agreement with said personality and principal signatory to both agreements as follows:

Name	Effective Date	Amount Forgiven
Zahir Dhanani(1)	06/30/2021	206,301.71
Topkapi International Investments Corp.	06/30/2021	163,586.30
TOTAL		369,888.01

(1)  Zahir Dhanani is a former officer and director of the Company, and the beneficial owner of Topkapi International Investment Corp.

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Item 9.01 Financial Statements and Exhibits.

Exhibits

The following exhibits are filed herewith:

Exhibit No.	Name	Description	Date
10.01	Zahir Dhanani	Debt Settlement Agreement and Release	04/01/2021
10.02	CaiE Food Partnership Ltd.	Debt Settlement Agreement and Release	04/01/2021
10.03	Valor Invest Ltd.	Debt Settlement Agreement and Release	06/30/2021
10.04	681315 B.C. Ltd.	Debt Settlement Agreement and Release	06/30/2021
10.05	Zahir Dhanani	Debt Forgiveness Agreement	06/30/2021
10.06	Topkapi International Investments Corp.	Debt Forgiveness Agreement	06/30/2021

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arvana, Inc.	Date

By: /s/ Ruairidh Campbell	July 28, 2021
Name: Ruairidh Campbell
Title: Chief Executive Officer

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